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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 28, 2002


             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
            (Exact name of registrant as specified in its charter)

           Delaware                       333-65554              13-3320910
-------------------------------         ------------         -----------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
         -----------------------------------------------------------
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
                  (included in Exhibit 5.1)

         23.1     Consent of Sidley Austin Brown & Wood LLP
                  (included in Exhibits 5.1 and 8.1)







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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            ACCEPTANCE CORP.


                                            By:/s/Kari S. Roberts
                                            ---------------------
                                            Name: Kari S. Roberts
                                            Title:  Vice President



Dated:  February 28, 2002











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                                 Exhibit Index

Exhibit                                                               Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP             5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                      5

23.1     Consent of Sidley Austin Brown & Wood LLP
         (included in Exhibits 5.1 and 8.1)                             5





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